UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

February 11, 2019

GREIF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road	Delaware	Ohio	43015
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GEF	New York Stock Exchange
Class B Common Stock	GEF-B	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 13, 2019, Greif, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”).  Under Item 1.01 of the Original Form 8-K, the Company reported that, among other things, on February 11, 2019, the Company, Greif Packaging LLC, Greif International Holding Ltd., Greif International Holding B.V., and Greif Luxembourg Holding S.à.r.l., as borrowers, had entered into an amended and restated senior secured credit agreement (the “New Credit Agreement”) with a syndicate of financial institutions, as lenders, Wells Fargo Securities, LLC, JPMorgan Chase Bank, National Association, Goldman Sachs Bank USA, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their respective affiliates as joint lead arrangers and joint book managers, and JPMorgan Chase Bank, as administrative agent for the lenders.

A copy of the New Credit Agreement was filed as Exhibit 10.1 to the Original Form 8-K.  It was recently discovered that the filed copy of the New Credit Agreement inadvertently omitted text in Sections 2.07 and 7.15 and contained formatting errors.  A complete and correct copy of the New Credit Agreement is filed with this Form 8-K/A as Exhibit 10.1 and replaces the previously filed copy of the New Agreement in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement, dated as of February 11, 2019, among Greif, Inc., Greif Packaging LLC, Greif International Holding Ltd., Greif International Holding B.V., and Greif Luxembourg Holding S.à.r.l., as borrowers, each financial institution party thereto, as lenders, Wells Fargo Securities, LLC, JPMorgan Chase Bank, National Association, Goldman Sachs Bank USA, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their respective affiliates as joint lead arrangers and joint book managers, and JPMorgan Chase Bank, as administrative agent for the lenders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: March 26, 2020	By	/s/ Gary R. Martz
Gary R. Martz Executive Vice President, General Counsel and Secretary